SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 13, 1996

                          BALCOR PENSION INVESTORS-IV
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11699
- --------------------------------        --------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3202727
- --------------------------------        --------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- --------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
- ----------------------------------------------------------------------

Regency Club Apartments

In 1983, the Partnership funded a $5,250,000 loan consisting of a $4,500,000 first mortgage loan and a $750,000 wrap-around loan and collateralized by two mortgages on the Regency Club Apartments in Evansville, Indiana. The Partnership repaid the $70,000 loan which wrapped around the Partnership's first mortgage loan utilizing Partnership funds in 1986. In 1990, the Partnership obtained title to the property through foreclosure.

On August 13, 1996, the Partnership contracted to sell the property for a sale price of $5,750,000 to an unaffiliated party, New Plan Realty Trust, a Massachusetts business trust. The purchaser has deposited $250,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for September 16, 1996. From the proceeds of the sale, the Partnership will pay $129,375 as a brokerage commission to an unaffiliated party and $71,875 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $5,548,750, less closing costs. Of such proceeds, $250,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Regency Club Apartments, Evansville, Indiana.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR PENSION INVESTORS-IV

                         By: Balcor Mortgage Advisors-III, an Illinois general partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  August 26, 1996